COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com
Spectrum Pharmaceuticals Reports Third Quarter 2015 Financial Results and Pipeline Update

•	Company met with the FDA, made significant progress, and is ready to initiate SPI-2012 Pivotal clinical trial upon agreement on Special Protocol Assessment (SPA)

•	On track for apaziquone NDA filing by year end based on previous Phase 3 studies; additional Phase 3 trial initiated under SPA

•	Meeting with FDA scheduled on November 6, 2015 to address the Complete Response Letter on EVOMELA™(melphalan) for injection

•	Phase 2 poziotinib breast cancer study designed, and will be submitted with IND by year end

•	Spectrum raises guidance on year-end cash to over $125 million, up from the Company’s previous guidance of $110 million
HENDERSON, Nevada - November 4, 2015 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in hematology and oncology, announced today financial results for the three-month period ended September 30, 2015.
“The highest priority of the Company remains SPI-2012, which is a late-stage drug that could compete in the multi-billion dollar neutropenia market,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. “We had a productive meeting last week with the FDA and expect to finalize our SPA on SPI-2012 quickly. We have a meeting with the FDA this Friday to discuss EVOMELA’s Complete Response Letter and we feel confident in bringing EVOMELA to the market for patients. Before the end of this year, we look forward to filing the NDA for our bladder cancer drug apaziquone and initiating a Phase 2 breast cancer trial for poziotinib in the U.S. shortly. We believe the infrastructure that we have built over the years serves as a strong foundation for continued future growth.”
Pipeline Update- Two Potential Blockbusters and One Near-term NDA Submission:

•
SPI-2012, a novel long-acting GCSF: In a Phase 2 dose ranging study, SPI-2012 was shown to be superior at the higher dose tested and non-inferior at the middle dose in decreasing the duration of severe neutropenia compared to the blockbuster drug pegfilgrastim. SPI-2012 was also shown to have an acceptable safety profile with no significant dose-related or unexpected toxicities. The Phase 2 data will be presented at the San Antonio Breast Cancer Symposium. Spectrum has continued to have productive discussions with the FDA, expects to finalize the pivotal study design this year, and start the study shortly after reaching SPA agreement with the Agency. Over 80 study sites have already been qualified.

•
Apaziquone, a potent tumor-activated pro-drug for non-muscle invasive bladder cancer: By year end, Spectrum expects to file the NDA based on the previous Phase 3 studies. The Company has also initiated enrollment in an additional randomized, placebo-controlled Phase 3 trial under the SPA agreement, and treated the first patient in late October. This Phase 3 study has been specifically designed to address important lessons learned from the previous apaziquone Phase 3 studies, as well as recommendations made by the FDA.

•
EVOMELA, a propylene-glycol free melphalan formulation with improved stability: Spectrum is actively addressing the non-clinical issues raised in the Complete Response Letter regarding the EVOMELA NDA. FDA has granted a Type A meeting for November 6, 2015 and the company believes these issues can be swiftly resolved. Spectrum plans to launch this drug with our existing sales force.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

•
Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: The Company plans to initiate a breast cancer program in the U.S., based on compelling Phase 1 efficacy data in breast cancer patients who had failed multiple other HER-2 directed therapies. In addition, multiple Phase 2 studies funded by our partner, Hanmi Pharmaceuticals, are currently ongoing in South Korea.

Three-Month Period Ended September 30, 2015 (All numbers are approximate)
GAAP Results
Total product sales were $28.5 million in the third quarter of 2015. Total product sales decreased 41% from $47.9 million in the third quarter of 2014.
Product sales in the third quarter included: FUSILEV® (levoleucovorin) net sales of $11.1 million, FOLOTYN® (pralatrexate injection) net sales of $8.7 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $4.8 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $1.3 million and BELEODAQ® (belinostat for injection) net sales of $2.6 million.
Spectrum recorded net loss of $18.7 million, or $(0.28) per basic and diluted share in the three-month period ended September 30, 2015, compared to net loss of $11.5 million, or $(0.18) per basic and diluted share in the comparable period in 2014. Total research and development expenses were $9.9 million in the quarter, as compared to $14.4 million in the same period in 2014. Selling, general and administrative expenses were $19.4 million in the quarter, compared to $24.1 million in the same period in 2014.
Non-GAAP Results
Spectrum recorded non-GAAP net loss of $7.9 million, or $(0.12) per basic share and diluted share in the three-month period ended September 30, 2015, compared to non-GAAP net income of $5.3 million, or $0.08 per basic and $0.07 per diluted share in the comparable period in 2014. Non-GAAP research and development expenses were $9.4 million, as compared to $14.0 million in the same period of 2014. Non-GAAP selling, general and administrative expenses were $17.2 million, as compared to $21.3 million in the same period in 2014.
2015 Financial Guidance
Spectrum raises guidance on year-end cash to over $125 million, up from the Company’s previous guidance of $110 million excluding any new business development transactions.

Conference Call
Wednesday, November 4, 2015 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 54872723
International:    (973) 796-5077, Conference ID# 54872723
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on November 4, 2015 at 4:30 p.m. Eastern/1:30 p.m. Pacific.

About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Oncology and Hematology. Spectrum and its affiliates market five oncology drugs─ FUSILEV® (levoleucovorin) for Injection in the U.S.; FOLOTYN® (pralatrexate injection), also marketed in the U.S.; ZEVALIN® (ibritumomab tiuxetan) Injection for intravenous use, for which the Company has worldwide marketing rights; MARQIBO® (vinCRIStine sulfate LIPOSOME injection) for

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI intravenous infusion, for which the Company has worldwide marketing rights, and BELEODAQ® (belinostat) for Injection in the U.S. Additionally, Spectrum's pipeline includes three drugs targeting blockbuster markets in advanced stages of clinical development. Spectrum's strong track record in-licensing and acquiring differentiated drugs, expertise and proven track record in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

About EVOMELA™
EVOMELA is a new, propylene glycol-free melphalan formulation that demonstrated bioequivalence to the standard melphalan formulation (Alkeran) in a Phase 2 clinical study (Aljitawi et al, Bone Marrow Transplant, 2014). EVOMELA has been granted Orphan Drug Designation by the FDA for its use as a high-dose conditioning regimen for patients with MM undergoing ASCT.
EVOMELA’s formulation eliminates the need to use a propylene glycol containing custom diluent, which is required with other intravenous melphalan formulations, and has been reported to cause renal and cardiac side effects. The use of the Captisol® technology to reformulate melphalan also improved its stability, extending its use time to five hours, which is anticipated to simplify preparation and administration logistics, and allow for slower infusion rates and longer administration durations for pre-transplant chemotherapy.
About Captisol®
Captisol is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Captisol was invented and initially developed by scientists in the laboratories of Dr. Valentino Stella at the University of Kansas’ Higuchi Biosciences Center for specific use in drug development and formulation. This unique technology has enabled six FDA-approved products, including Amgen’s Kyprolis®, Baxter International’s Nexterone® and Merck’s NOXAFIL IV. There are also more than 30 Captisol-enabled products currently in clinical development.
Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, leveraging the expertise of partners and employees around the world to assist us in the execution of our strategy, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, and BELEODAQ® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™,

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

EVOMELA™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2015 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues:
Product sales, net	$28,457	$47,916	$102,014	$134,867
License fees and service revenue	170	74	10,212	102
Total revenues	$28,627	$47,990	$112,226	$134,969
Operating costs and expenses:
Cost of product sales (excludes amortization of intangible assets)	8,447	6,530	21,508	18,964
Selling, general and administrative	19,411	24,125	65,297	72,927
Research and development	9,924	14,420	35,333	55,252
Amortization and impairment of intangible assets	6,919	7,042	27,857	17,763
Total operating costs and expenses	44,701	52,117	149,995	164,906
Loss from operations	(16,074)	(4,127)	(37,769)	(29,937)
Other expenses:
Interest expense, net	(2,274)	(2,361)	(6,760)	(6,404)
Change in fair value of contingent consideration related to acquisitions	81	(181)	(565)	(1,910)
Other expense, net	(535)	(1,393)	(1,501)	(2,238)
Total other expenses	(2,728)	(3,935)	(8,826)	(10,552)
Loss before income taxes	(18,802)	(8,062)	(46,595)	(40,489)
Benefit (provision) for income taxes	78	(3,477)	(37)	(2,254)
Net loss	$(18,724)	$(11,539)	$(46,632)	$(42,743)

Net loss per share:
Basic	$(0.28)	$(0.18)	$(0.71)	$(0.66)
Diluted	$(0.28)	$(0.18)	$(0.71)	$(0.66)
Weighted average shares outstanding:
Basic	65,855,727	64,765,072	65,457,060	64,369,466
Diluted	65,855,727	64,765,072	65,457,060	64,369,466

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	136,527	129,942
Marketable securities	245	3,306
Accounts receivable, net of allowance for doubtful accounts of $131 and $120, respectively	48,150	70,758
Other receivables	12,347	5,489
Inventories	7,071	9,200
Prepaid expenses	3,963	3,774
Deferred tax assets	82	—
Total current assets	208,385	222,469
Property and equipment, net of accumulated depreciation	1,079	1,405
Intangible assets, net of accumulated amortization	201,184	230,100
Goodwill	18,023	18,195
Other assets	17,842	17,864
Total assets	446,513	490,033
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	78,116	84,994
Accrued payroll and benefits	7,140	8,444
Deferred revenue	9,990	9,959
Drug development liability	573	1,141
Acquisition-related contingent obligations	5,373	4,901
Total current liabilities	101,192	109,439
Drug development liability, less current portion	13,827	14,644
Deferred revenue, less current portion	407	—
Acquisition-related contingent obligations, less current portion	2,534	2,441
Deferred tax liability	6,659	6,569
Other long-term liabilities	6,963	6,088
Convertible senior notes	100,192	96,298
Total liabilities	231,774	235,479
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E Convertible Voting Preferred Stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 20 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively (convertible into 40,000 shares of common stock, with aggregate liquidation value of $240)	123	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 67,314,580 and 65,969,699 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	66	66
Additional paid-in capital	548,232	538,553
Accumulated other comprehensive loss	(3,712)	(850)
Accumulated deficit	(329,970)	(283,338)
Total stockholders’ equity	214,739	254,554
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	446,513	490,033

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
GAAP product sales, net & license fees and service revenue	$28,627	$47,990	$112,226	$134,969
Non GAAP adjustments to product sales, net & license fees and service revenue:	—	—	(9,681)	—
Total adjustments to product sales, net & license fees and service revenues	—	—	(9,681)	—
Non-GAAP product sales & license and contract revenue	28,627	47,990	102,545	134,969
GAAP cost of product sales (excludes amortization of intangible assets)	8,447	6,530	21,508	18,964
Non-GAAP adjustments to cost of product sales	—	—	—	—
Non-GAAP cost of product sales (excludes amortization of intangible assets)	8,447	6,530	21,508	18,964
GAAP selling, general and administrative expenses	19,411	24,125	65,297	72,927
Non GAAP adjustments to SG&A:
Stock-based compensation	(2,005)	(2,653)	(7,121)	(7,223)
Shareholder lawsuit expenses	(67)	(104)	9	(1,367)
Insurance reimbursement under D&O policy	—	—	2,111	—
Depreciation expense	(176)	(56)	(521)	(874)
Total adjustments to SG&A	(2,248)	(2,813)	(5,522)	(9,464)
Non-GAAP selling, general and administrative	17,163	21,312	59,775	63,463
GAAP research and development	9,924	14,420	35,333	55,252
Non-GAAP adjustments to R&D:
Stock-based compensation	(495)	(411)	(1,369)	(1,366)
Depreciation expense	(9)	(10)	(15)	(58)
Beleodaq milestone cash payment & stock issuance	—	—	—	(17,790)
Other R&D milestone payments	—	—	(3,000)	—
Total adjustments to R&D	(504)	(421)	(4,384)	(19,214)
Non-GAAP research and development	9,420	13,999	30,949	36,038
GAAP amortization and impairment of intangible assets	6,919	7,042	27,857	17,763
Non-GAAP adjustments to amortization and impairment of intangible assets:
Amortization expense	(6,919)	(7,042)	(20,697)	(17,763)
Impairment of FUSILEV distribution rights	—	—	(7,160)	—
Total adjustments to amortization and impairment of intangibles	(6,919)	(7,042)	(27,857)	(17,763)
Non-GAAP amortization and impairment of intangibles	—	—	—	—
GAAP loss from operations	(16,074)	(4,127)	(37,769)	(29,937)
Non-GAAP adjustments to loss from operations	9,671	10,276	28,082	46,441
Non-GAAP income (loss) from operations	(6,403)	6,149	(9,687)	16,504
GAAP total other expenses, net	(2,728)	(3,935)	(8,826)	(10,552)
Realized gain on TopoTarget shares	—	(2,217)	—	(2,219)
Market-to-market of contingent consideration	(81)	181	565	1,910
Loss on foreign currency exchange	30	3,863	1,049	4,469
Accretion of discount on 2018 Convertible Notes	1,326	1,224	3,895	3,556
Total adjustments to other expense, net	1,275	3,051	5,509	7,716
Non-GAAP total other expenses, net	(1,453)	(884)	(3,317)	(2,836)
GAAP benefit (provision) for income taxes	78	(3,477)	(37)	(2,254)
Adjustment to benefit (provision) for income taxes	(78)	3,477	37	2,254
Non-GAAP benefit (provision) for income taxes	—	—	—	—
GAAP net loss	(18,724)	(11,539)	(46,632)	(42,743)
Total non-GAAP adjustments	10,868	16,804	33,628	56,411
Non-GAAP net (loss) income	$(7,856)	$5,265	$(13,004)	$13,668
Non-GAAP (loss) income per share:
Basic	$(0.12)	$0.08	$(0.20)	$0.21
Diluted	$(0.12)	$0.07	$(0.20)	$0.17
Weighted average shares outstanding:
Basic	65,855,727	64,765,072	65,457,060	64,369,466
Diluted	65,855,727	79,473,994	65,457,060	79,166,593

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI